          EXHIBIT 10.12

          DRAFT (1): 25 September 2000
          5CT/X67766/EJL : LN:66BDC1_38(3)

          AGREEMENT

          between

          Redwave plc
          as "Redwave"

          Wave Systems Corp
          as "Wave"

          Global Wave Limited
          as the "Company"

          and

          Earthquest Limited
          as "Earthquest"

          relating to

          GLOBAL WAVE LIMITED

          SIMMONS & SIMMONS

          21 Wilson Street London EC2M 2TX
          Tel: +44(0)20 7628 2020 / 7528 9292  Fax: +44(0)20 7628 2070 DX
          Box No 12

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
                                    CONTENTS
1.       Definitions and Interpretation............................................................................1

2.       Transactions to be formalised.............................................................................3

3.       Constitution and Share Subscription.......................................................................3

4.       Development of the Transaction Processing System..........................................................4

5.       Costs.....................................................................................................5

6.       Entire agreement..........................................................................................5

7.       Miscellaneous.............................................................................................5

8.       Notices...................................................................................................5

9.       Choice of law, submission to jurisdiction and address for service.........................................6

SCHEDULE 1 : Minutes of a Meeting of the Directors.................................................................7

SCHEDULE 2 : Draft Notice of Extraordinary General Meeting of the Company..........................................9

SCHEDULE 3 : Draft Minutes of a Meeting of the Company............................................................11

THIS AGREEMENT is dated                                            2000 and made

BETWEEN:

(1) REDWAVE PLC, (No. 3838649) a company incorporated under the laws of England whose registered office is at Crown House, 72 Hammersmith Road, London W14 8TH ("Redwave");

(2) WAVE SYSTEMS CORP, a company incorporated under the laws of the State of Delaware whose principal office is at 480 Pleasant Street, Lee, Massachusetts, United States of America ("Wave");

(3) GLOBAL WAVE LIMITED, (No. 3402827) a company incorporated under the laws of England and Wales whose registered office is at Crown House, 72 Hammersmith Road, London W14 8TH (the "Company"); and

(4) EARTHQUEST LIMITED, (No. 4007347) a company incorporated under the laws of England and Wales whose registered office is at 12 Great James Street, London WC1N 3DR ("Earthquest").

WHEREAS:

(A) the Company is a private company limited by shares incorporated in England under the Act on 8 July 1997 and at the date hereof has an authorised share capital of L 1,000,000 divided into 600,000 "A"
       Shares of L 1 each and 400,000 "B" Shares of L 1 each of which all the "A" Shares are owned by Redwave and all the "B" Shares are owned by Wave;

(B) the Company was established for the purpose of exploiting certain intellectual property and associated services known as the "Wave System" in the Territory;

(C) by an agreement dated 19 June 2000 Redwave and Earthquest subscribed for additional shares in the capital of the Company and expanded the scope of their co-operation; and

(D) Redwave and Earthquest now wish to make further investments in the Company and make arrangements with respect to certain expenditure incurred in developing the technology.

NOW IT IS HEREBY AGREED as follows:

1.     DEFINITIONS AND INTERPRETATION

1.1    In this Agreement unless the context otherwise requires:

       (a)    the following expressions have the following meaning:

              "ACT" means the Companies Act 1985 (as amended)

              ""A" SHARES" means "A" Ordinary Shares of L 1 each in the capital of the Company

              "BOARD" means the Board of Directors of the Company for the time being

              ""B" SHARES" means "B" Ordinary Shares of L 1 each in the capital of the Company

              "DEBENTURE" means the first fixed and floating charge over the assets and undertaking of the Company granted by the Company in favour of Redwave to

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              secure the obligations of the Company under the Prior Indebtedness
              Loan Agreement

              "DIRECTOR" means an "A" Director or "B" Director, as the case may require, and "Directors" shall be construed accordingly

              "INTELLECTUAL PROPERTY" means all intellectual property rights of whatever nature including (without limitation) patents, registered designs, trade marks and service marks (whether registered or not), copyright, design rights, licensing rights and all similar proprietary rights and interests, all other claims, rights, title, interest and extensions of the foregoing and any protection similar to the foregoing including those subsisting (in any part of the world) in any computer programs, software, hardware, source codes, prototypes, models, presentation boards, photographic transparencies, advertising film separations, confidential information, business or brand names, goodwill or the style of presentation of goods or services and in applications for protection thereof comprised in the Patents and the Know-How

              "KNOW-HOW" means the know-how and business model developed and used by Wave for the exploitation of the Patents

              "LICENCE" means the revised licence of the Intellectual Property in the agreed form

              "PARTIES" means the parties to this Agreement

              "FACILITY LETTER" means the loan agreement, dated 19 June 2000 between Redwave and the Company

              "PATENTS" means the patent licences referred to in the Licence

              "REDWAVE SOLICITORS" means Simmons & Simmons, 21 Wilson Street, London, EC2M 2TX

              "SHAREHOLDERS" means the "A" Shareholder and the "B" Shareholder together and "Shareholder" shall mean either of them

              "SHARES" means "A" Shares or "B" Shares or, as the context requires, "A" Shares and "B" Shares

              "TRANSACTION PROCESSING SYSTEM" means a computer system with proprietary software which will create user accounts, charge and recharge Wave metering hardware devices, poll Wave metering hardware devices to collect usage statistics, calculate amounts due to content providers and assist in the payment of such third parties; such operational features to be capable of operating to generally accepted commercial standards and with commercially appropriate levels of resilience and security as might ordinarily be expected from the operation of a payment system

              "WAVE'S LEGAL COUNSEL" means Bingham Dana LLP in respect of US law and Marriott Harrison of 12 Great James Street, London WC1N 3DR in respect of English law any document expressed to be "in the agreed form" means a document in a form approved by (and for the purpose of identification signed by or on behalf of) the Parties;

       (b)    references:

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              (i)    to clauses and schedules are unless otherwise stated to
                     clauses of and the schedules to this Agreement; and

              (ii) to any English legal term for any action, remedy, method of of judicial proceeding, legal document, legal status, Court, official or any legal concept or thing shall in respect of any jurisdiction other than England be deemed to include that which most nearly approximates in that jurisdiction to the English legal term;

       (c) to any enactment (meaning any statute or statutory provision, whether of the United Kingdom or elsewhere subordinate legislation (as defined by section 2(1) of the Interpretation Act 1978) and any other subordinate legislation made under any such statute or statutory provision) shall be construed as references to that enactment as re-enacted, replaced or modified from time to time, whether before, on or after the date hereof;

       (d) words importing the singular include the plural and vice versa, words importing a gender include every gender and references to persons include bodies corporate or unincorporate;

       (e) the headings to the clauses and the schedules are for convenience only and shall not affect the construction or interpretation of this Agreement; and

       (f) the Interpretation Act 1978 shall apply in the same way as it applies to an enactment.

2.     TRANSACTIONS TO BE FORMALISED

2.1 As at the date hereof the sum of L 5,966,615 is outstanding from the Company to Redwave pursuant to the terms of the Facility Letter and the Debenture. Redwave has agreed to capitalise this debt and subscribe an additional L 33,385 in cash for 60,000 "A" Shares.

2.2 Pursuant to the terms of the Licence, Wave has been actively developing a Transaction Processing System and has incurred costs of L 1.5m on the internationalisation of that Transaction Processing System for use by the Company. The Company has agreed to pay to Wave the sum of L 1.5m for this work, subject to the provisions of clause 4.3.

2.3 In order to maintain its holding of 40% of the issued share capital of the Company, Wave has agreed to subscribe for a further 40,000 "B" Shares in the capital of the Company at a price of L 100 per "B" Share partly paid as to L 72.50 per "B" Share (through the capitalisation of the receivable referred to in clause 2.2 in the sum of L 1.5m in respect of the internationalisation of the Transaction Processing System and L 1.4m in cash (being US$2,000,000 at an agreed exchange rate of L 1 : US$1.428)). The balance due on the "B" Shares, in total, the sum of L 1.1m (being L 27.50 per "B" Share) (subject to adjustment in accordance with clause 4.2) shall be reduced from time to time by any amount payable by the Company for further development services (other than in respect of the Transaction Processing System) provided by Wave or any party nominated by Wave and agreed by the Company, such amount to be approved by the Company prior to such reduction. Any balance of the sum of L 1.1m outstanding as at 01
       January 2002 shall be paid in cash by Wave to the Company by no later than 15 January 2002 or any other date to be determined by the Board.

3.     CONSTITUTION AND SHARE SUBSCRIPTION

3.1    Forthwith upon the execution of this Agreement:

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(A)    Redwave and Wave shall procure that a meeting of the Board is convened and held at which will be transacted the business set out in the draft minutes in schedule 1 and Redwave and Wave shall join in taking all such steps as may be requisite to procure that:

       (1) the resolutions of the Board set out in such minutes shall be passed unanimously; and

       (2) at the Extraordinary General Meeting referred to in and convened at such Board meeting the Special Resolution set out in the draft Notice of Extraordinary General Meeting in schedule 2 shall be passed by the requisite majority.

(B) Subject to and forthwith upon the passing of the Special Resolution set out in schedule 2:

       (1) Redwave shall subscribe for 60,000 "A" Shares the consideration for which shall be those sums set out in clause 2.1;

       (2) Wave shall procure that Earthquest subscribes for 40,000 "B" Shares at L 100 per "B" Share (to be issued credited as partly paid at L 72.50 per "B" Share), the consideration for which shall be the capitalisation of L 1.5m of development costs and L 1.4m in cash; and

       (3) the Facility Letter and the Debenture shall be terminated and released by Redwave.

3.2 Forthwith following the due performance of the provisions of clause 3.1, the Parties shall procure that a meeting of the Board is convened and held at which will be transacted the business set out in the draft minutes in schedule 3 and the Parties shall join in taking such steps as may be requisite to procure that the resolutions of the Board set out in such minutes shall be passed.

4.     DEVELOPMENT OF THE TRANSACTION PROCESSING SYSTEM

4.1 Pursuant to the terms of the Licence, Wave has agreed to develop an internationalised Transaction Processing System for operation by the Company. Pursuant to clause 2 of this Agreement the Company has agreed to pay Wave L 1.5m for such work (which, for the avoidance of doubt, shall include all further versions of any Transaction Processing System developed or required to function in conjunction with the Wave System (as the same is defined in the Licence) as enhanced or developed from time to time. The payment of this sum by the allotment of the "B" Shares shall be deemed to be the full discharge by the Company of its obligations to pay pursuant to clause 5(A) of the Licence.

4.2 Wave agrees to complete development of the internationalised Transaction Processing System and to deliver the Transaction Processing System to the Company for acceptance testing, such acceptance testing to be carried out by Wave in conjunction with the Company for a period of 14 days thereafter and to be completed by 01 March 2001. Acceptance testing will include the functionality, capacity and resilience of the Transaction Processing System.

4.3 In the event that Wave fails to deliver the Transaction Processing System and acceptance testing has not been completed to the satisfaction of the Company by 01 April 2001 Wave shall pay to the Company by way of liquidated damages, a sum equal to 5% (five per cent.) per month on the principal sum of L 1.5m (paid by the Company to Wave pursuant to clause 2.3). Any such sum shall not be paid in cash to the Company but shall accrue as a credit to the Company in the accounting records of Wave to be applied against future

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       development costs that the Company may incur with Wave (other than in respect of the Transaction Processing System and development in relation thereto for which full consideration has been received by Wave).

5.     COSTS

       Each of the Parties shall be responsible for its respective legal and other costs incurred in relation to the preparation and completion of this Agreement.

6.    ENTIRE AGREEMENT

6.1 This Agreement and the agreed form documents referred to herein together set forth the entire agreement and understanding between the Parties or any of them in connection with the Company and the arrangements described herein.

6.2 No purported variation of this Agreement shall be effective unless made in writing.

7.    MISCELLANEOUS

7.1 If any term or provision in this Agreement shall be held to be illegal or or unenforceable, in whole or in part, under any enactment or rule of law, such term or provision or part shall to that extent be deemed not to form part of this Agreement but the enforceability of the remainder of this Agreement shall not be affected.

7.2 This Agreement may be entered into in any number of counterparts and by the Parties to it on separate counterparts, each of which when executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

8.     NOTICES

8.1 Any notice or other document to be given under this Agreement shall be in writing and shall be deemed duly given:

       (a) if to be given to Wave or Earthquest, if left at or sent by (i) airmail or express or other fast postal service or (ii) facsimile transmission or other means of telecommunication in permanent written form to the following address or number:

              (A)    name                  Wave Systems Corp and Earthquest Ltd

                     address               480 Pleasant Street
                                           Lee
                                           Massachusetts
                                           USA

                     attention             The President

                     facsimile no.         001 413 243 0045

                     or to such other address and/or number as the relevant Party may by notice to all other Parties hereto expressly substitute therefor;

       (b) if to be given to Redwave, if left at or sent by (i) first class post post or airmail or express or other fast postal service or
              (ii) facsimile transmission or other means of telecommunication in permanent written form to the following address or number:

              (A)    name                  Redwave pIc

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                     address               Crown House
                                           72 Hammersmith Road
                                           London
                                           W14 8TH

                     attention             Kevin Allen

                     facsimile no.         + 44 (0) 207 559 9724

              or to such other address and/or number as such Party may by notice to all other Parties hereto expressly substitute therefor;

       (c) if to be given to the Company, if left at or sent by (i) first class post or express or other fast postal service or (ii) facsimile transmission or other means of telecommunication in permanent written form to the following address or number:

                     name                  Global Wave Limited

                     address               Crown House
                                           72 Hammersmith Road
                                           London
                                           W14 8TH

                     attention             Kevin Allen

                     facsimile no.         + 44 (0) 207 559 9724

              or to such other address and/or number as such Party may by notice to all other Parties hereto expressly substitute therefor; and

       (d) when in the ordinary course of the means of transmission it would first be received by the addressee in normal business hours.

8.2 In proving the giving of a notice it shall be sufficient to prove that the notice was left or that the envelope containing such notice was properly addressed and posted or that the applicable means of telecommunications was properly addressed and despatched (as the case may be).

8.3 The Company undertakes with each of the Shareholders that it will forthwith supply to each of such Shareholders a copy of any notice which may be given to or served on it under this Agreement.

9.     CHOICE OF LAW, SUBMISSION TO JURISDICTION AND ADDRESS FOR SERVICE

9.1 This Agreement shall be governed by and interpreted in accordance with English law.

9.2 The Parties hereby submit to the jurisdiction of the High Court of Justice in England, but this Agreement may be enforced in any court of competent jurisdiction.

9.3 Wave hereby irrevocably authorises and appoints Marriott Harrison ( or such other person, being a firm of solicitors resident in England, as Wave may by notice to all other Parties substitute) to accept service of all legal process arising out of or connected with this Agreement and service on Marriott Harrison (or such substitute) shall be deemed to be service on Wave.

IN WITNESS whereof this Agreement has been entered into the day and year first above written

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               SCHEDULE 1: MINUTES OF A MEETING OF THE DIRECTORS

                              GLOBAL WAVE LIMITED

 MINUTES of a Meeting of the Directors held at 21 Wilson Street, London EC2M 2TX on - 2000 at .................pm

PRESENT:               Laurence Blackall                       (In the Chair)
                       Ian Martin
                       Stephen Sprague

IN ATTENDANCE:         Ed Lukins                          (Simmons & Simmons)

1. IT WAS RESOLVED THAT Laurence Blackall be appointed Chairman of the Meeting and it was noted that a quorum was present.

2. There was produced to the Meeting a Notice convening an Extraordinary General Meeting of the Company containing a proposed Special Resolution to:

       (a) increase the authorised share capital of the Company from L 1,000,000 to L 1,500,000 by the creation of 460,000
              "A" Shares of L 1.00 each and 40,000 "B" Shares of
              L 1.00 each; such "A" and "B" Shares having attached thereto the respective rights set out in the Articles of Association to be adopted by the Company pursuant to paragraph 1(c) below;

       (b) grant authority to the Directors of the Company to allot the shares referred to in paragraph 1(a) above; and

       (c)    adopt new Articles of Association;

       such Notice containing a form for consents to short notice.

3.     IT WAS RESOLVED that:

       (a)    the said Notice be and it is hereby approved;

       (b)    the Extraordinary General Meeting be held forthwith; and

       (c)    the Meeting be adjourned for that purpose.

4.     The Meeting was thereupon adjourned.

5. When the Meeting reconvened it was reported that the Extraordinary General Meeting had been duly convened and held and that the Special Resolution (a print of which, signed by the Chairman of the Extraordinary General Meeting, was produced to the Meeting) had been duly passed.

       IT WAS RESOLVED that the Secretary be instructed to arrange for the filing with the Registrar of Companies of all necessary returns.

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6.     There being no further business, the meeting was closed.


                                      .........................
                                               Chairman

                                        8
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    SCHEDULE 2: DRAFT NOTICE OF EXTRAORDINARY GENERAL MEETING OF THE COMPANY

                               GLOBALWAVE LIMITED
                                  (NO 3402827)

                     NOTICE OF EXTRAORDINARY GENERAL MEETING

Notice is hereby given that an Extraordinary General Meeting of the Company will be held at 21 Wilson Street, London EC2M 2TX at ................pm on - 2000 for
the purpose of considering and, if thought fit, passing the following resolution as a special resolution:

                               SPECIAL RESOLUTIONS

THAT:

1. the share capital of the Company be increased from L 1,000,000 to L 1,500,000 by the creation of 460,000 "A" Shares of L 1.00 each and 40,000 "B" Shares of L 1.00 each, such shares having the rights set out in the new Articles of Association adopted pursuant to Resolution 4 below;

2. the Directors be and they are hereby generally and unconditionally authorised in accordance with section 80 of the Companies Act 1985 (the "Act"), and in substitution for any existing powers to allot relevant securities (as defined in section 80 of the Act), to exercise all the powers of the Company to allot relevant securities up to an aggregate nominal amount of L 500,000, such authority to expire five years from the date of the passing of this Resolution (both dates inclusive) except that the Company may make any offer or agreement before the expiry of this authority that would or might require relevant securities to be allotted after this authority has expired and the Directors may allot relevant securities in pursuance of any such offer or agreement as if this authority had not expired;

3. the Directors be and they are hereby empowered, pursuant to section 95 of the Act, to allot equity securities (as defined by section 94 of the Act), pursuant to the authority referred to in Resolution 4 below as if section 89(1) of the Act did not apply to any such allotment and shall expire on the fifth anniversary of the date of the passing of this Resolution, except that the Company may before such expiry make offers or agreements which would or might require equity securities to be allotted after such expiry and notwithstanding such expiry the Directors may allot equity securities in pursuance of such offers or agreements; and

4. the articles of association produced to the meeting be adopted as the Articles of Association of the Company.

Dated - 2000                                               By order of the Board

Registered Office:
Crown House
72 Hammersmith Road
London W14 8TH

                                        9
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                               GLOBAL WAVE LIMITED

                         FORM OF CONSENT TO SHORT NOTICE

We, the undersigned, being all the members of the Company having a right to attend and vote at the Extraordinary General Meeting convened to be held on - 2000 and together holding all the shares giving that right HEREBY AGREE that the said Meeting shall be deemed to have been duly called and that the Special Resolutions set out in the Notice of the said Meeting may be proposed and passed notwithstanding that shorter notice than that specified in the Companies Act 1985 or the Company's Articles of Association has been given.

Dated - 2000

...................................
Duly authorised
for and on behalf of
Earthquest Limited

...................................
Duly authorised
for and on behalf of
Redwave plc

                                       10
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              SCHEDULE 3: DRAFT MINUTES OF A MEETING OF THE COMPANY

                              GLOBAL WAVE LIMITED

                      MINUTES of a Meeting of the Directors
                    held at 21 Wilson Street, London EC2M 2TX
                          on - 2000 at .............pm

PRESENT:          Laurence Blackall                  (In the Chair)
                  Ian Martin
                  Stephen Sprague

IN ATTENDANCE:    Ed Lukins                 (Simmons & Simmons)

1. IT WAS RESOLVED THAT Laurence Blackall be appointed Chairman of the Meeting and it was noted that a quorum was present.

2.     There were produced to the Meeting:

2.1 an agreement to be made between Wave Systems Corp, Earthquest Limited, Redwave plc and the Company (the "Agreement") dealing with certain further subscriptions of shares in the capital of the Company and treatment of certain development costs; and

2.2 the following applications for the allotment of shares in the capital of the Company:

       (A) Redwave plc applying for the allotment of 60,000 "A" Shares in the capital of the Company; and

       (B) Earthquest Limited applying for the allotment of 40,000 "B" Shares in the capital of the Company.

3.     IT WAS RESOLVED THAT:

3.1    the Agreement be approved;

3.2 the applications for the allotment of "A" Shares and "B" Shares of the Company produced to the Meeting be and they are hereby approved and that the respective Shares be issued, credited as fully paid up in the case of the "A" Shares, the consideration being the capitalisation of a loan of L 5,966,615 and L 33,385 in cash, and in the case of the "B"
       Shares credited as partly paid to the extent of L 72.50 against a subscription price of L 100 per "B" Share;

3.3 Share Certificates for the "A" Shares and the "B" Shares in the names of the allotted be issued by the Company;

3.4 the Share Option Scheme produced to the meeting be approved for execution by the Company and that options be granted to employees in accordance with the schedule annexed to these minutes; and

3.5 the Secretary be directed to arrange for filling of the following forms with the Registrar of Companies:

       (A) 88(2) in respect of the allotments of "A" Shares and "B" Shares respectively; and

       (B) 123 in respect of the increase in the authorised share capital of the Company.

                                       11
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4.     There being no further business, the Meeting was closed.


                                      ...........................
                                                Chairman

                                       12
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SIGNED by                          )
-                                  )      ....................................
duly authorised                    )
for and on behalf of               )
REDWAVE PLC                        )
in the presence of:                )

SIGNED by                          )
-                                  )      ....................................
duly authorised                    )
for and on behalf of               )
WAVE SYSTEMS CORP                  )
in the presence of:                )

SIGNED by                          )
-                                  )      ....................................
duly authorised                    )
for and on behalf of               )
GLOBAL WAVE LIMITED                )
in the presence of:                )

SIGNED by                          )
-                                  )      ....................................
duly authorised                    )
for and on behalf of               )
EARTHQUEST LIMITED                 )
in the presence of:                )

                                       13